UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Consent Solicitation Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☐	Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DELCATH SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

ROBERT B. LADD JONATHAN A. FOLTZ MICHAEL KARPF, M.D. PAUL WILLIAM FREDERICK NICHOLLS FRED S. ZEIDMAN LADDCAP VALUE ASSOCIATES LLC LADDCAP VALUE PARTNERS LP

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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LADDCAP’S CONFERENCE CALL WITH DELCATH STOCKHOLDERS REPLAY INFORMATION

New York, September 7, 2006 - Laddcap Value Partners LP held a conference call yesterday, September 6th, to answer the questions of Delcath Systems, Inc. (Nasdaq: DCTH) stockholders and interested parties. Participating in the conference call were Board nominees Robert B. Ladd, Jonathan A. Foltz, Paul Frederick Nicholls and Fred S. Zeidman. Laddcap is asking its fellow Delcath stockholders for their written consent to remove Delcath's current Board and replace it with a slate of experienced nominees. Delcath stockholders should send in their BLUE Consent Cards as soon as possible.

A replay of the conference call is available by calling 1-888-550-5602 and entering code 52165 29762 or via the Internet at https://www.spiderphone.com/5216529762.

CONTACT US

If anything in the conference call, or in other materials you may receive from us or Delcath, raises any questions for you, please contact Laddcap. We believe it is important to maintain an open and on-going dialogue with stockholders. We want to hear from you, hear your views concerning Delcath and answer any questions that you may have about our proposals or our slate of Directors. Therefore, please call, write, fax or email us your name, address, email address and number of shares of Delcath stock you held on July 27, 2006; please also include your phone number. Our contact information is set forth below or you may call our consent solicitor, The Altman Group toll free at (800) 581-5375.

PLEASE SIGN, DATE AND RETURN YOUR BLUE CONSENT CARD

If you have any questions or require any assistance in executing your written consent, please call:

The Altman Group, Inc.
1200 Wall Street West, 3rd Floor, Lyndhurst, NJ 07071
(800) 581-5375
Banks and Brokers Call Collect: (201) 806-7300

Laddcap Value Partners LP
650 Fifth Avenue, Suite 600
New York, NY 10019
(212) 259-2070
info@laddcapvalue.com

In connection with our consent solicitation, on August 17, 2006 we filed a definitive consent solicitation statement with the Securities and Exchange Commission (the “SEC”). In addition, we may file other consent solicitation materials regarding this consent solicitation. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE CONSENT SOLICITATION STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Definitive consent solicitation statements and BLUE consent cards have been mailed to Delcath stockholders. Stockholders are also able to obtain a free copy of the definitive consent solicitation statement at the SEC’s website, www.sec.gov. The definitive consent solicitation statement may also be obtained free of charge from our offices by contacting us via the contact information set forth above.